●	Annual Meeting Location:	Sheraton Carlsbad Resort 5480 Grand Pacific Drive Carlsbad, CA 92008

●	Directions:
You may obtain directions to the Annual Meeting by visiting the
Sheraton Carlsbad Resort website
http://www.sheratoncarlsbad.com/fs-map.aspx or by contacting the
Sheraton Carlsbad Resort at (800) 444-3515.

☐

PROXY
HOMEFED CORPORATION
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF STOCKHOLDERS, JULY 29, 2011 AT 1:00 P.M.

The undersigned stockholder of HomeFed Corporation (the "Company") hereby appoints Paul J. Borden, Erin N. Ruhe and Corinne A. Maki (the "Proxies") and each of them, as attorneys and proxies, each with power of substitution and revocation, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Carlsbad Resort, 5480 Grand Pacific Drive, Carlsbad, CA 92008 on July 29, 2011 at 1:00 p.m., and at any adjournment or postponement thereof, with authority to vote all shares held or owned by the undersigned in accordance with the directions indicated herein.

Receipt of the Notice of Annual Meeting of Stockholders dated June 24, 2011, the Proxy Statement furnished therewith, and a copy of the Annual Report to Stockholders for the year ended December 31, 2010 is hereby acknowledged.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES, FOR ITEM 2, FOR 1 YEAR ON ITEM 3, FOR ITEM 4 AND PURSUANT TO ITEM 5.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

HOMEFED CORPORATION
July 29, 2011
Important Notice Regarding Internet Availability
of Proxy Materials for the Annual Meeting:
The 2011 Proxy Statement and the 2010 Annual Report are available at https://materials.proxyvote.com/43739D.

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

†Please detach along perforated line and mail in the envelope provided. †

■ 20630403000000000000 2	072911

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW
AND "FOR" ITEM 2, "FOR 1 YEAR" ON ITEM 3, "FOR" ITEM 4, AND PURSUANT TO ITEM 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
Item 1.	Election of Directors				Item 2.	A non-binding, advisory vote to approve executive compensation.	☐	☐	☐
☐	FOR ALL NOMINEES	m	PATRICK D. BIENVENUE			1 year	2 years	3 years	ABSTAIN
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	PAUL J. BORDEN TIMOTHY M. CONSIDINE		Item 3.	A non-binding, advisory vote on the frequency of future advisory votes to approve executive compensation. ☐	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	m m m	IAN M. CUMMING MICHAEL A. LOBATZ JOSEPH S. STEINBERG				FOR	AGAINST	ABSTAIN
					Item 4.	Ratification of the selection of Pricewaterhouse-Coopers LLP as independent auditors of the Company for 2011.	☐	☐	☐

					Item 5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.
INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:		●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

HOMEFED CORPORATION
July 29, 2011

PROXY VOTING INSTRUCTIONS

INTERNET – Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

TELEPHONE – Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

COMPANY NUMBER
Vote online/phone until 11:59 PM EST the day before the meeting. MAIL – Sign, date and mail your proxy card in the envelope provided as soon as possible.	ACCOUNT NUMBER
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The 2011 Proxy Statement and the 2010 Annual Report are available at https://materials.proxyvote.com/43739D.
†Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.†

■ 20630403000000000000 2	072911

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED BELOW
AND "FOR" ITEM 2, "FOR 1 YEAR" ON ITEM 3, "FOR" ITEM 4, AND PURSUANT TO ITEM 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

							FOR	AGAINST	ABSTAIN
Item 1.	Election of Directors				Item 2.	A non-binding, advisory vote to approve executive compensation.	☐	☐	☐
☐	FOR ALL NOMINEES	m	PATRICK D. BIENVENUE			1 year	2 years	3 years	ABSTAIN
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	m m	PAUL J. BORDEN TIMOTHY M. CONSIDINE		Item 3.	A non-binding, advisory vote on the frequency of future advisory votes to approve executive compensation. ☐	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)	m m m	IAN M. CUMMING MICHAEL A. LOBATZ JOSEPH S. STEINBERG				FOR	AGAINST	ABSTAIN
					Item 4.	Ratification of the selection of Pricewaterhouse-Coopers LLP as independent auditors of the Company for 2011.	☐	☐	☐

					Item 5.	In their discretion, the Proxies are authorized to vote upon such other business as may properly be presented to the Meeting or any adjournment of the Meeting.
INSTRUCTIONS:		To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:		●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.